UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 6, 2017

Xtant Medical Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34951	20-5313323
(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane
Belgrade, Montana	59714
(Address of Principal Executive Offices)	(Zip Code)

(406) 388-0480
(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Xtant Medical Holdings, Inc., a Delaware corporation (the “Company”), has issued a press release on October 6, 2017, entitled “Xtant Medical Announces Consolidation of Fixation Operations to Montana and Closure of Dayton Facility,” which is attached as Exhibit 99.1 and incorporated herein.

The information in this Item 7.01 and the document attached as Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On October 6, 2017, the Company announced the closure of its Dayton, Ohio facility and the transitioning of its fixation operations to the Company’s headquarters in Belgrade, Montana.  This decision will allow the Company to align operations with the current and future needs of its customers, and recognize cost-savings by consolidating facilities and reducing duplicative resources.

The Dayton, Ohio facility employs approximately 55 employees in various quality assurance, regulatory, inventory management, finance, engineering, and distribution positions.  Many of these functions will ultimately transition to our Montana facility.  Once the transition is completed, annualized cost savings are anticipated to be in excess of $2 million, resulting from right-sizing the organization and reduction in facilities.  The one-time cost for executing this change is estimated to be $1.5 million.

The Company will file the Worker Adjustment and Retaining Notification with the State of Ohio and the Department of Job and Family Services.

This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. These forward-looking statements may include financial projections, revenue and earnings guidance and other statements or assumptions regarding our expectations and beliefs. The Company believes that its expectations, as expressed in these statements are based on reasonable assumptions regarding the risks and uncertainties inherent in achieving those expectations. These statements are not, however, guarantees of performance and actual results may differ materially. Risks and uncertainties which may cause actual results to be different than expressed or implied in our forward-looking statements include, but are not limited to, the risk factors described under the heading “Risk Factors” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company expressly disclaims any current intention to update any forward-looking statements as a result of new information or future events or developments

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release of Xtant Medical Holdings, Inc. dated October 6, 2017, entitled “Xtant Medical Announces Consolidation of Fixation Operations to Montana and Closure of Dayton Facility.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2017
XTANT MEDICAL HOLDINGS, INC.

By: /s/ Carl D. O’Connell
Name: Carl D. O’Connell
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Xtant Medical Holdings, Inc. dated October 6, 2017, entitled “Xtant Medical Announces Consolidation of Fixation Operations to Montana and Closure of Dayton Facility.”